UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2014

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-3672	Ameren Illinois Company (Illinois Corporation) 6 Executive Drive Collinsville, Illinois 62234 (618) 343-8150	37-0211380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On June 30, 2014, Ameren Illinois Company (“Ameren Illinois”), a subsidiary of Ameren Corporation (“Ameren”), issued and sold $250,000,000 principal amount of its 4.30% Senior Secured Notes due 2044 (the “Notes”), pursuant to a Registration Statement on Form S-3 (File No. 333-182258-01), which became effective on June 21, 2012, and a Prospectus Supplement dated June 23, 2014 to a Prospectus dated June 21, 2012. Ameren Illinois received net offering proceeds of approximately $246.4 million, before expenses, upon the closing of the transaction. Ameren Illinois intends to use the net offering proceeds to repay a portion of its short-term debt.

Ameren Illinois is filing this Current Report on Form 8-K to report as exhibits certain documents in connection with the offering of the Notes.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Title

1	Underwriting Agreement, dated June 23, 2014, between Ameren Illinois and the several underwriters named therein, for whom Barclays Capital Inc., BNY Mellon Capital Markets, LLC, RBC Capital Markets, LLC and RBS Securities Inc. are acting as representatives.

*4.1	Indenture, dated as of June 1, 2006, between Ameren Illinois and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the Notes (Current Report on Form 8-K filed on June 19, 2006, Exhibit 4.4, File No. 1-3004).

4.2	Company Order establishing the Notes.

4.3	Global Note.

*4.4	General Mortgage Indenture and Deed of Trust, dated as of November 1, 1992, from Ameren Illinois to The Bank of New York Mellon Trust Company, N.A., as successor trustee (Annual Report on Form 10-K for the year ended December 31, 1992, Exhibit 4(cc), File No. 1-3004).

4.5	Supplemental Indenture, dated as of June 1, 2014, by and between Ameren Illinois and The Bank of New York Mellon Trust Company, N.A., as successor trustee, relating to the First Mortgage Bonds, Senior Notes Series GG securing the Notes.

5.1	Opinion of Craig W. Stensland, Esq., Senior Corporate Counsel of Ameren Services Company, regarding the legality of the Notes (including consent).

5.2	Opinion of Morgan, Lewis & Bockius LLP regarding the legality of the Notes (including consent).

*	Incorporated by reference as indicated.

This combined Form 8-K is being filed separately by Ameren Corporation and Ameren Illinois Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

By:	/s/ Ryan J. Martin
Name:	Ryan J. Martin
Title:	Assistant Vice President and Treasurer

AMEREN ILLINOIS COMPANY
(Registrant)

By:	/s/ Ryan J. Martin
Name:	Ryan J. Martin
Title:	Assistant Vice President and Treasurer

Date: June 30, 2014

Exhibit Index

Exhibit Number	Title

1	Underwriting Agreement, dated June 23, 2014, between Ameren Illinois and the several underwriters named therein, for whom Barclays Capital Inc., BNY Mellon Capital Markets, LLC, RBC Capital Markets, LLC and RBS Securities Inc. are acting as representatives.

4.2	Company Order establishing the Notes.

4.3	Global Note.

4.5	Supplemental Indenture, dated as of June 1, 2014, by and between Ameren Illinois and The Bank of New York Mellon Trust Company, N.A., as successor trustee, relating to the First Mortgage Bonds, Senior Notes Series GG securing the Notes.

5.1	Opinion of Craig W. Stensland, Esq., Senior Corporate Counsel of Ameren Services Company, regarding the legality of the Notes (including consent).

5.2	Opinion of Morgan, Lewis & Bockius LLP regarding the legality of the Notes (including consent).